020 P-1
                        SUPPLEMENT DATED FEBRUARY 2, 2004
                              TO THE PROSPECTUS OF
                          FRANKLIN FLOATING RATE TRUST
                             dated December 1, 2003

The prospectus is amended as follows:

I. The section "Who Manages the Fund?" on page 30 is replaced with the following:

 WHO MANAGES THE FUND?

 THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

 INVESTMENT MANAGER. Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906 manages the Fund's assets. The manager also performs similar services for other funds. It is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $336 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions.

 PORTFOLIO MANAGERS.

 RICHARD S. HSU CFA, VICE PRESIDENT OF ADVISERS

 Mr. Hsu has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.

 MADELINE LAM, VICE PRESIDENT OF ADVISERS

 Ms. Lam has been a manager of the Fund since January 2004. She joined Franklin Templeton Investments in 1998.

 MATTHEW GREGORY CFA, PORTFOLIO MANAGER OF ADVISERS

 Mr. Gregory has been a manager of the Fund since January 2004. He joined Franklin Templeton Investments in 1996.

 MANAGEMENT FEES. For the fiscal year ended July 31, 2003, management fees, before any reduction, were 0.80% of the average net assets of the Fund. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.75% of its average net assets tothe manager for its services. This reduction is required by the Fund's Board and an exemptive order by the Securities and Exchange Commission.

 ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. Under its agreement with the Fund, FT Services is entitled to a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal year ended July 31, 2003, administration fees totaled 0.12%. Please see "Investment Management and Other Services" in the SAI for more information.

 SHAREHOLDER SERVICING AND TRANSFER AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated at an annual rate of 0.40% of the Fund's average daily net assets. The Fund also may reimburse Investor Services for certain out-of-pocket expenses.

               Please keep this supplement for future reference.